EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick Johnson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Falcon Crest Energy Inc., for the fiscal years ended August 31, 2014 and 2013, fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KA fairly presents in all material respects the financial condition and results of operations of Falcon Crest Energy Inc.

Date: December 17, 2014

/s/ Patrick Johnson

Patrick Johnson

C.E.O. & CFO